UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Event Reported) December 21, 2005

                              EXECUTE SPORTS, INC.
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                 (Name of Small Business Issuer in its charter)

                 NEVADA                               33-125868
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     (State or other jurisdiction of        (IRS Employer Identification No.)
      incorporation or organization)

               1284 Puerta del Sol Suite 150 San Clemente CA 92673
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               (Address of principal executive offices) (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

On December 16, 2005, the Board of Directors appointed Todd M. Pitcher as the Company's President and Secretary. Concurrently, Don Dallape, the Company's Chairman, Chief Executive Officer and President resigned from the role of President.

The resignation of Mr. Dallape as the Company's President was not due to any disagreement with the Company's operations, policies or practices.

A copy of Mr. Dallape's resignation letter is furnished as Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits

(b)

99.1     Don Dallape resignation letter dated December 15, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 21, 2005               Execute Sports, Inc.


                                        By /s/ Todd M. Pitcher
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                                        Todd M. Pitcher
                                        President and Secretary